                                                                 EXHIBIT 10(gg)
                                                                 --------------
                              AMENDMENT OF LEASE
                              ------------------



This AMENDMENT OF LEASE (this "Amendment") made as of October 1, 1997 between EQUITABLE FEDERAL STREET REALTY COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership having an address at One Boston Place, Suite 2020, Boston, Massachusetts 02108 ("Landlord"), and BANKBOSTON, N.A. (formerly named The First National Bank of Boston), a national banking association duly organized and existing under the laws of the United States of America having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 ("Tenant").

                                 BACKGROUND
                                 ----------

     Landlord and Tenant are Landlord and Tenant, respectively, under an Indenture of Lease having an effective date as of September 1, 1991 covering certain premises at 100 Federal Street, Boston, Massachusetts, as amended to date (as so amended, the "Lease"). The parties desire to amend the Lease in certain respects as hereinafter set forth. Capitalized terms not defined herein shall have the same meaning ascribed to them in the Lease.

                                 WITNESSETH:
                                 ----------

     NOW, THEREFORE, Landlord and Tenant hereby agree to amend the Lease as follows:

     1. Effective as of October 1, 1997, there shall be added to the Premises under the Lease the space located on Floor 1B of the Building shown as Area B on the plan attached hereto as Exhibit A (the "Additional 1B Space"). The
                            ---------
Additional 1B Space consists of approximately 1,309 rentable square feet of space.

     2. Except as expressly provided herein, all terms and provisions of the Lease applicable to the existing space located on Floor 1B of the Building leased by Tenant under the Lease (the "Existing 1B Premises") shall be applicable to the Additional 1B Space, except that the Additional 1B Space shall be leased to Tenant "as is", it being understood that Landlord shall have no obligation to bring the Additional 1B Space into the condition required by Schedule COND or into compliance with the Americans With Disabilities Act or to provide any allowance for the Additional 1B Space.

     3. Without limiting the generality of Section 2 of this Amendment of Lease, commencing on October 1, 1997:

          (a) the Additional 1B Space shall be part of Space B under the Lease;

          (b) Tenant shall pay Base Rent for the Additional 1B Space at the same times that such payments are due for the Existing 1B Premises and at the following per rentable square foot rates for the applicable periods:

               (i)    October 1, 1997 through and including August 31, 1998:
                      $10.00 per rentable square foot,

               (ii)   September 1, 1998 through and including August 31, 2001:
                      $12.00 per rentable square foot,

               (iii)  September 1, 2001 through and including August 31, 2006:
                      $16.00 per rentable square foot, and

               (iv)   September 1, 2006 through and including August 31, 2009:
                      $18.00 per rentable square foot;

          (c) Tenant shall make payments on account of Impositions and Operating Expenses for the Additional 1B Space in the manner provided in Section 2 of Article III of the Lease.

     4. Except as only expressly amended hereby, the Lease shall continue in full force and effect as heretofore.

     WITNESS the execution hereof as an instrument under seal as of the date first above-written.

                              LANDLORD:

                              EQUITABLE FEDERAL STREET REALTY COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership


                              By:  100 Federal Street Realty
                                   Corporation,its general partner



                              By:    /s/ JOHN SCHOSER
                                  --------------------------------
                                  Its: Investment Officer



                              TENANT:


                              BANKBOSTON, N.A.



                              By:    /s/ DONALD C. WEBSTER
                                  --------------------------------
                                  Its:  Director of Corporate Facilities
                                        Management

                                 Exhibit A
                                 ---------

                      [Plan Showing Additional 1B Space]